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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of report (Date of earliest event reported) October 5, 1998



                         MARTIN MARIETTA MATERIALS, INC.
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             (Exact name of registrant as specified in its charter)



       North Carolina                 1-12744                56-1848578
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)



              2710 Wycliff Road, Raleigh, North Carolina 27607-3033
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code (919) 781-4550



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5. Other Events

                On October 5, 1998, the Company disseminated the press release attached as Exhibit 99.1 hereto, which exhibit is hereby incorporated by reference as the Company's response to this Item 5.

Item 7. Exhibits

         Exhibit 99.1   Press Release dated October 5, 1998




                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                      MARTIN MARIETTA MATERIALS, INC.
                                      (Registrant)



Date:  October 9, 1998                By:  /s/ Bruce A. Deerson
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                                           Vice President and General Counsel


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                                  EXHIBIT INDEX


99.1       Press Release dated October 5, 1998



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